SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2008

SHIMING U.S., INC.
(Exact name of registrant as specified in Charter)

Nevada	000-32541	6-0609457
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

12/F, Shanxi Zhengquan Building, Gaoxin 2nd Road
Xian, Shanxi Province, China
(Address of Principal Executive Offices)

(852) 2823-0000
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)    On or about March 26, 2008, the Registrant concluded that it intends to restate certain of its historical financial statements and other financial information for the years end ended December 31, 2006 and 2005, and for the quarterly periods ended March 31 and June 30, 2007 (collectively the “Financial Statements”). Such annual periods were audited, and such quarterly periods were unaudited.

Restatements and Revisions Relating to Reverse Merger:

These restatements and revisions result in part from a change to the manner in which the Registrant now believes is appropriate to accurately present its reverse merger transaction in November 2006 with Shiming (Cayman) Limited (i.e., the operating company). In a reverse merger recapitalization, the financial statements are those of the operating company since inception, with certain equity accounts retroactively restated to reflect the capital structure of the combined company. The recapitalization is treated for accounting purposes as the issuance of stock by the operating company to acquire the net monetary assets of the public shell company (i.e., the Registrant prior to the completion of the reverse merger with the operating company).

The Registrant believes that the above-described restatement will have the following approximate effect on the Registrant’s balance sheet and statement of stockholders’ equity:

Five components of stockholders’ equity as reflected on the Registrant’s consolidated balance sheet as of December 31, 2006 will change as follows to accurately present the reverse merger transaction: (1) additional paid-in capital will decrease by $7,366,045 to $15,097,585; (2) donated capital will decrease by $203,600 to Nil: (3) retained earnings will increase by $7,601,436 to $9,134,010; (4) other comprehensive income will increase by $29,518 to $1,061,975 and (5) statutory surplus reserve will decrease by $61,309 to $1,889,229.

Five components of stockholders’ equity as reflected on the Registrant’s consolidated balance sheet as of March 31, 2007 will change as follows to accurately present the reverse merger transaction: (1) additional paid-in capital will decrease by $7,366,045 to $15,097,585; (2) donated capital will decrease by $203,600 to Nil: (3) retained earnings will increase by $7,708,422 to $9,526,857; (4) other comprehensive income will increase by $29,518 to $978,306 and (5) statutory surplus reserve will decrease by $168,295 to $1,889,229.

Five components of stockholders’ equity as reflected on the Registrant’s consolidated balance sheet as of June 30, 2007 will change as follows to accurately present the reverse merger transaction: (1) additional paid-in capital will decrease by $7,366,045 to $15,097,585; (2) donated capital will decrease by $203,600 to Nil: (3) retained earnings will increase by $7,921,344 to $10,764,183; (4) other comprehensive income will increase by $29,518 to $978,306 and (5) statutory surplus reserve will decrease by $168,295 to $1,889,229.

The change in presentation of stockholders’ equity in regards to the accounting treatment for the reverse merger will have no affect on the total assets, total liabilities or total stockholders’ equity contained in the Registrant’s Financial Statements. Additionally, the restatement will not affect net income as reported in the Registrant’s Financial Statements.

Additionally, the shares used in the calculation of historical net income or loss per share of the operating company for periods prior to the merger are retroactively restated to give effect to the merger exchange ratio. Thus, the shares issued by the Registrant to the shareholders of the operating company for the reverse merger transaction should be used for the calculation of earnings per share for the year ended December 31, 2005. These shares, along with the weighted portion of the shares that are deemed to be issued by the operating company in exchange for the net monetary assets of the public shell company should be used for the calculation of earnings per share for the year ended December 31, 2006.

The Registrant believes that the above-described restatements will have the following approximate effect on the Registrant’s Form 10-KSB for fiscal year ended December 31, 2006 and for the three months ended March 31, 2006 and for the three and six months periods ended June 30, 2006:

Earnings per share for the fiscal year ended December 31, 2006 will decrease from $0.23 to $0.042, while earning per share for the fiscal year ended December 31, 2005 will decrease from $0.29 to $0.045 (Please see also the discussion below regarding discontinued operations.)

Earnings per share for the three months ended March 31, 2006 will decrease from $.1498 to $.0230.

Earnings per share for the three months ended June 30, 2006 will increase from $.0029 to $.0058 and for the six months period ended June 30, 2006 will increase from $.0145 to $.0294.

Restatements and Revisions Relating to Discontinued Operation:

The restatements and revisions to the Financial Statements also result in part from a change to the manner in which the Registrant now believes is appropriate to accurately present the discontinuation of its broadband service business in fiscal 2005. During the year ended December 31, 2005, the Company’s management determined that it would not pursue the broadband service business. Since there have been no operations of the broadband service business since the year ended December 31, 2005, the Company’s management has determined that it is appropriate to reflect the operations of the broadband service business as income from discontinued operations for the year ended December 31, 2005. As a result, the Registrant’s consolidated statement of operations for the year ended December 31, 2005, was restated as follows:

Consolidated statement of operations for the year ended December 31, 2005:	As Originally Stated	Adjustment	As Restated
Revenues, net	$8,917,613	$(8,917,613)	$--
Cost of revenues	3,432,435	(792,078)	--
Gross profit	5,485,178	(5,485,178)	--
General and administrative expenses	3,070,640	(3,070,640)	--
Total operating expenses	3,070,640	(3,070,640)	--
Income from operations	2,414,538	(2,414,538)	--
Other income	203,187	(203,187)	--
Interest expense	(11,541)	11,541	--
Total other income (expense)	191,646	(191,646)	--
Income from continuing operations	2,606,184	(2,606,184)	--
Income from discontinued operations	--	2,606,184	2,606,184
Earnings per share
Income from continuing operations	0.29	(0.29)	--
Income from discontinued operations	--	.045	.045
Weighted average common shares outstanding	9,000,000	48,693,834	57,693,834

The Registrant believes that the above-described restatements will have no effect on the Registrant’s net income for the years ending December 31, 2005.

As a result of the above-described restatements, the previously issued financials statements contained in the Registrant’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 and Quarterly Reports on Form 10-QSB for the quarterly period ended March 31, 2007 and June 31, 2007 should no longer be relied upon. The Registrant expects to file the restated financial statements reflecting the above-described restatements shortly.

The Registrant’s Chief Financial Officer, Chun’an Liu, discussed the matters disclosed in this Current Report on Form 8-K with Gruber & Company, LLC, the Registrant’s independent registered public accountants.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SHIMING U.S., INC.

By:	/s/ Shiming Wang Shiming Wang
Chief Executive Officer

Dated: March 26, 2008